Exhibit 10.5

EXECUTION COPY
AMENDMENT NO. 4 TO THE
CREDIT AGREEMENT
          Dated as of April 25, 2008
                    AMENDMENT NO. 4 TO THE CREDIT AGREEMENT among DEL MONTE CORPORATION, a Delaware corporation (the “Borrower”), DEL MONTE FOODS COMPANY, a Delaware corporation (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.
                    PRELIMINARY STATEMENTS:
                    (1)     The Borrower, Holdings, the Lenders, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Lehman Commercial Paper Inc. and Goldman Sachs Credit Partners L.P, as Co-Syndication Agents, and Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents, have entered into a Credit Agreement dated as of February 8, 2005 (as amended by Amendment No. 1 dated as of January 20, 2006, Amendment No. 2 dated as of May 19, 2006, and Amendment No. 3 dated as of August 15, 2006, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
                    (2)     The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
                    SECTION 1.  Amendments to Credit Agreement. Effective as of the date first written above, the Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
          (a)     The definition of “Additional Fee Letters” is hereby amended in its entirety to read as follows: “Additional Fee Letters” means, collectively, the Additional Fee Letter, the Additional Term B-3 Fee Letter and that certain Fee Letter dated as of April 25, 2008 from Bank of America to the Borrower in respect of that certain Amendment No. 4 to the Credit Agreement, dated as of April 25, 2008, by and among the Borrower, Holdings, each of the Lenders party thereto and the Administrative Agent.
          (b) Section 2.05(b)(i)(A) is hereby amended in its entirety to read as follows:
“     (A) with respect to any such Disposition that is consummated (1) on or prior to July 30, 2006 (a “2006 Disposition”) or (2) pursuant to a definitive agreement entered into by Holdings or any of its Subsidiaries on or after April 1, 2008 but prior to December 31, 2008 (a “2008 Disposition”) and which in either case, results in the realization by Holdings or such Subsidiary of Net Cash Proceeds (determined as of the date of consummation of such Disposition, whether or not such Net Cash Proceeds are then received by Holdings or such Subsidiary, but with the amount of any such Net Cash Proceeds attributable to any time period after the consummation of such Disposition with respect to such Disposition to be determined by an estimate made in good faith by a Responsible Officer) in excess of (x) with respect to a 2006 Disposition, $50,000,000 and (y) with respect to a 2008 Disposition, $100,000,000 (any such Disposition as described in this Section 2.05(b)(i)(A), a “Major Disposition”), the Borrower shall prepay substantially contemporaneously with the consummation of such Major Disposition pursuant to this Section 2.05(b)(i)(A) an aggregate principal amount of Loans equal to (x) in the case of a 2006 Disposition, 20% of, and (y) in the case of a 2008 Disposition, 100% of, the Net Cash Proceeds received by Holdings or its Subsidiaries upon the consummation of such Major Disposition; provided that (x) any Net Cash Proceeds remaining after the prepayments required to be made pursuant to the foregoing may be used at the discretion of Holdings or the applicable Subsidiary for general corporate purposes not in contravention of any Law or Loan Document (including, without limitation, the making of any Restricted Payment not in contravention of Section 7.06 hereof) and (y) in the case of any Major Disposition permitted by Section 7.05(k), (I) any such prepayment only shall be required to be made within 180 days of the date of the Disposition, and (II) the amount required to be prepaid pursuant to this Section 2.05(b)(i)(A) with respect to such Disposition permitted by Section 7.05(k) shall be 50% of the first $200,000,000 of Net Cash Proceeds therefrom and 100% of all Net Cash Proceeds in excess of $200,000,000 received therefrom;”
          (c)     Section 7.04 of the Credit Agreement is amended by replacing “.” at the end of clause (d) with “; and” and adding a new clause (e) to read in full as follows:
“     (e)     in connection with any Disposition permitted under Section 7.05(j), any Subsidiary of the Borrower may merge or consolidate with any other Person (with either such Subsidiary or such other Person being the surviving entity with respect to such merger or consolidation); provided that the Person surviving such merger or consolidation shall after such merger or consolidation not be an Affiliate of Holdings; and any such merger or consolidation shall be deemed to be a disposition subject to the release provisions in respect of Collateral pursuant to Section 26 of the Security Agreement.”
          (d)     Clause (j) of Section 7.05 of the Credit Agreement is amended to read in full as follows:
“(j)     Dispositions by the Borrower and its Subsidiaries not otherwise permitted under this Section 7.05 for fair market value; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition; (ii) the Borrower would be in compliance with Section 7.10 as of the most recently completed Measurement Period ending prior to such Disposition for which the financial statements and certificates required by Section 6.01(a) or 6.01(b), as applicable, were required to be delivered, after giving pro forma effect to such Disposition and the application of any proceeds thereof (including, without limitation, the application of any such proceeds to the repayment of Indebtedness) as if such Disposition and application of the proceeds therefrom had occurred as of the first day of such Measurement Period; and (iii) at least 75% of the purchase price for such asset shall be paid to the Borrower or such Subsidiary in cash or Cash Equivalents (which determination of cash or Cash Equivalents shall be deemed to include any Designated Noncash Consideration (as defined in the New Subordinated Notes Indenture as in effect as of the date of this Agreement)); provided that up to $10,000,000 per fiscal year in fair market value of property disposed of in reliance on this clause (j) may be disposed of for less than fair market value or for consideration other than 75% cash or Cash Equivalents; provided further, that the fair market value of any property disposed of in reliance on this clause (j) for which no portion of the consideration is paid in cash or Cash Equivalents shall not exceed $2,000,000 for any single transaction or series of related transactions; and”
          (e)     Section 7.10 of the Credit Agreement is hereby amended to read in full as follows:
          “SECTION 7.10     Financial Covenants. (a) Total Debt Ratio. Permit the Total Debt Ratio for any Measurement Period set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Total Debt Ratio
Amendment No. 2 Effective Date through January 25, 2009	5.25:1.00
May 3, 2009 through January 31, 2010	4.75:1.00
May 2, 2010 through January 30, 2011	4.25:1.00
May 1, 2011 and thereafter	3.75:1.00

          (b)     Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio for any Measurement Period to be less than 1.15:1.00.”
                    SECTION 2.  Conditions of Effectiveness. This Amendment shall become effective as of the date first written above when, and only when, on or before April 30, 2008: (i) the Administrative Agent and the Borrower shall have received (A) counterparts of this Amendment executed by the Borrower and the Required Lenders and acknowledged by the Administrative Agent, (B) the consent attached hereto executed by each Guarantor, and (C) a counterpart of that certain fee letter, dated as of the date hereof (the “Fee Letter”), executed by the Borrower and the Administrative Agent; and (ii) the Borrower shall have paid all fees set forth in the Fee Letter and the reasonable and documented expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment. This Amendment is subject to the provisions of Section 11.01 of the Credit Agreement.
                    SECTION 3.  Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
                    (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
                    SECTION 4.  Costs and Expenses The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.04 of the Credit Agreement.
                    SECTION 5.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
                    SECTION 6.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DEL MONTE CORPORATION
By	/s/ David L. Meyers
	Name:	David L. Meyers
Title: Executive Vice President, Administration and Chief Financial Officer

DEL MONTE FOODS COMPANY
By	/s/ David L. Meyers
	Name:	David L. Meyers
Title: Executive Vice President, Administration and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent and as Lender
By	/s/ Michael Delaney
Title: Vice President

1ST FARM CREDIT SERVICES, PCA, as Lender
By:	/s/ Dale Richardson
	Name:	Dale Richardson
	Title:	VP, Illinois Capital Markets Group

ABCLO 2007-1 LTD, as Lender By: Alliance Bernstein L.P., as investment advisor
By:	/s/ Michael E. Sohr
	Name:	Michael E. Sohr
	Title:	Investment Officer

AGFIRST FARM CREDIT BANK, as Lender
By:	/s/ Steven J. O’Shea
	Name:	Steven J. O’Shea
	Title:	Vice President

AGSTAR FINANCIAL SERVICES, PCA, as Lender
By:	/s/ Troy Mostaert
	Name:	Troy Mostaert
	Title:	Vice President

AIB DEBT MANAGEMENT, LIMITED, as Lender
By:	/s/ Roisin O’Connell
	Name:	Roisin O’Connell
	Title:	Vice President, Investment Advisor to AIB Debt Management Limited

By:	/s/ Keith Hamilton
	Name:	Keith Hamilton
	Title:	Assistant Vice President, Investment Advisor to AIB Debt Management Limited

ALLIED IRISH BANKS, P.L.C., as Lender
By:	/s/ Roisin O’Connell
	Name:	Roisin O’Connell
	Title:	Vice President, Investment Advisor to AIB Debt Management Limited

By:	/s/ Keith Hamilton
	Name:	Keith Hamilton
	Title:	Assistant Vice President, Investment Advisor to AIB Debt Management Limited

AMERICAN AGCREDIT, PCA, as Lender
By:	/s/ Gary Van Schuyver
	Name:	Gary Van Schuyver
	Title:	Vice President

AMMC CLO VI, LIMITED, as Lender By: American Money Management Corp., as Collateral Manager
By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

ARCHIMEDES FUNDING IV (CAYMAN), LTD., as Lender By: West Gate Horizons Advisors LLC, as Collateral Manager
By:	/s/ Heidimarie Skor
	Name:	Heidimarie Skor
	Title:	Senior Credit Analyst

BADGERLAND FARM CREDIT SERVICES, ACA a/k/a BADGERLAND FCS, ACA, as Lender
By:	/s/ Kenneth H. Rue
	Name:	Kenneth H. Rue
	Title:	Vice President, Capital Markets

BALLANTYNE FUNDING LLC, as Lender
By:	/s/ Jonathan Barnes
	Name:	Jonathan Barnes
	Title:	Vice President

BANK OF HAWAII, as Lender
By:	/s/ Steven Nakahara
	Name:	Steven Nakahara
	Title:	Vice President

BANK OF MONTREAL, as Lender By: HIM Monegy, Inc., as Agent
By:	/s/ Jason Anderson
	Name:	Jason Anderson
	Title:	Associate

BANK OF NEW YORK, as Lender
By:	/s/ G. Louis Ashley
	Name:	G. Louis Ashley
	Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Lender
By:	/s/ Karen A. Brinkman
	Name:	Karen A. Brinkman
	Title:	Vice President

BARCLAYS BANK, PLC, as Lender
By:	/s/ Jason Moynihan
	Name:	Jonathan Moynihan
	Title:	Head of U.S. Loan Trading

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as Lender
By:	/s/ Georginia Fiordalisi, CFA
	Name:	Georgina Fiordalisi, CFA
	Title:	Vice President

By:	/s/ Stuart Schulman
	Name:	Stuart Schulman
	Title:	Senior Vice President

BLACKROCK SENIOR INCOME SERIES, as Lender
By:	/s/ Anthony Heyman
	Name:	Anthony Heyman
	Title:	Director

BLACKROCK SENIOR INCOME SERIES II, as Lender
By:	/s/ Anthony Heyman
	Name:	Anthony Heyman
	Title:	Director

BLACKROCK SENIOR INCOME SERIES IV, as Lender
By:	/s/ Anthony Heyman
	Name:	Anthony Heyman
	Title:	Director

BLACKROCK SENIOR INCOME SERIES V (F/K/A GRANITE FINANCE LIMITED), as Lender
By:	/s/ Anthony Heyman
	Name:	Anthony Heyman
	Title:	Director

MAGNETITE V CLO, as Lender
By:	/s/ Anthony Heyman
	Name:	Anthony Heyman
	Title:	Director

BNP PARIBAS, as Lender
By:	/s/ Katherine Wolfe
	Name:	Katherine Wolfe
	Title:	Managing Director

By:	/s/ Sandy Bertram
	Name:	Sandy Bertram
	Title:	Vice President

BOSTON HARBOR CLO 2004-1, as Lender
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

CALYON, NEW YORK BRANCH, as Lender
By:	/s/ Greg Hennenfent
	Name:	Greg Hennenfent
	Title:	Director

By:	/s/ Joseph Philbin
	Name:	Joseph Philbin
	Title:	Director

CAPITAL FARM CREDIT, as Lender
By:	/s/ Robert P. Abbott
	Name:	Robert P. Abbott
	Title:	President Corporate Lending

CAPITAL ONE LEVERAGE FINANCE CORPORATION, as Lender
By:	/s/ Ron Walker
	Name:	Ron Walker
	Title:	VP

CARLYLE HIGH YIELD PARTNERS IV, LTD., as Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS VI, LTD., as Lender
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

CITIBANK, N.A., as Lender
By:	/s/ Alicia Beal
	Name:	Alicia Beal
	Title:	Attorney-in-Fact

CITICORP USA INC, as Lender
By:	/s/ Robert Marcus
	Name:	Robert Marcus
	Title:	Managing Director

COBANK, ACB, as Lender
By:	/s/ Jeffrey C. Norte
	Name:	Jeffrey C. Norte
	Title:	Vice President

COMERICA WEST INCORPORATED, as Lender
By:	/s/ Steve D. Clear
	Name:	Steve D. Clear
	Title:	Assistant Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Lender
By:	/s/ Christian Jagenberg
	Name:	Christian Jagenberg
	Title:	SVP and Manager

By:	/s/ Matthew Havens
	Name:	Matthew Havens
	Title:	Assistant Treasurer

CREDIT SUISSE INTERNATIONAL, as Lender
By:	/s/ Melanie Harries
	Name:	Melanie Harries
	Title:	Assistant Vice President

DENALI CAPITAL CLO V, LTD., or an affiliate, as Lender By: Denali Capital LLC, managing member of DC Funding Partners LLC, its portfolio manager
By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

DENALI CAPITAL CLO VI, LTD., or an affiliate, as Lender By: Denali Capital LLC, managing member of DC Funding Partners LLC, its portfolio manager
By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

DENALI CAPITAL CLO VII, LTD., or an affiliate, as Lender By: Denali Capital LLC, managing member of DC Funding Partners LLC, its portfolio manager
By:	/s/ Kelli C. Marti
	Name:	Kelli C. Marti
	Title:	Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender By: DB Services New Jersey, Inc.
By:	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

By:	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

EATON VANCE CDO VIII, LTD., as Lender By: Eaton Vance Management, as Investment Advisor
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO IX, LTD., as Lender By: Eaton Vance Management, as Investment Advisor
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as Lender By: Eaton Vance Management, as Investment Advisor
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as Lender
By:	/s/ Bryan J. Lynch
	Name:	Bryan J. Lynch
	Title:	Managing Director

By:	/s/ Robert R. Suehnholz
	Name:	Robert R. Suehnholz
	Title:	First Vice President

ESB BANK, as Lender
By:	/s/ Todd F. Palkovich
	Name:	Todd F. Palkovich
	Title:	Group Senior Vice President, Lending

Fall Creek CLO, Ltd., as Lender
By:	/s/ Eduardo Piedra
	Name:	Eduardo Piedra
	Title:	Authorized Signatory

FARM CREDIT BANK OF TEXAS, as Lender
By:	/s/ Luis M. H. Requejo
	Name:	Luis M. H. Requejo
	Title:	Managing Director Capital Markets

FARM CREDIT SERVICES OF AMERICA, PCA, as Lender
By:	/s/ Curt Brown
	Name:	Curt Brown
	Title:	Vice President

FARM CREDIT SERVICES OF MID-AMERICA, PCA, as Lender
By:	/s/ Ralph M. Bowman
	Name:	Ralph M. Bowman
	Title:	Vice President

FARM CREDIT WEST, PCA, as Lender
By:	/s/ Ben Madonna
	Name:	Ben Madonna
	Title:	Vice President

FCS FINANCIAL, PCA, f/k/a FARM CREDIT SERVICES OF MISSOURI, PCA, as Lender
By:	/s/ Sean Unterreiner
	Name:	Sean Unterreiner
	Title:	Senior Lending Officer

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, PCA, as Lender
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

FIFTH THIRD BANK, as Lender
By:	/s/ Sean Devillers
	Name:	Sean Devillers
	Title:	Assistant Vice President

FIRST NATIONAL BANK OF PENNSYLVANIA, as Lender
By:	/s/ Kara B. Beresh
	Name:	Kara B. Beresh
	Title:	Assistant Vice President

FIRST PIONEER FARM CREDIT, ACA, as Lender
By:	/s/ James M. Papai
	Name:	James M. Papai
	Title:	Vice President

FIRSTRUST BANK, as Lender
By:	/s/ Ellen Frank
	Name:	Ellen Frank
	Title:	Vice President

FORTIS CAPITAL CORP., as Lender
By:	/s/ Stephen R. Staples
	Name:	Stephen R. Staples
	Title:	Director

By:	/s/ Ilene Fowler
	Name:	Ilene Fowler
	Title:	Director

FRANKLIN CLO IV, LIMITED, as Lender
By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

FRANKLIN CLO V, LIMITED, as Lender
By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

FRANKLIN FLOATING RATE DAILY ACCESS FUND, as Lender
By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

FRANKLIN TEMPLETON SERIES II FUNDS FRANKLIN FLOATING RATE II FUND, as Lender
By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

FRESNO-MADERA PRODUCTION CREDIT ASSOCIATION, as Lender
By:	/s/ Robert J. Kratz
	Name:	Robert J. Kratz
	Title:	SVP and Chief Credit Officer

GALAXY VI CLO, Ltd., as Lender By: AIG Global Investment Corp., its Collateral Manager
By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

GALAXY VII CLO, Ltd., as Lender By: AIG Global Investment Corp., its Collateral Manager
By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

GALAXY VIII CLO, Ltd., as Lender By: AIG Global Investment Corp., its Collateral Manager
By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

GE CFS LOAN HOLDING 2006-2 LLC, as Lender By: GECC, as Administrator
By:	/s/ Dwayne Coker
	Name:	Dwayne Coker
	Title:	Duly Authorized Signatory

GE CFS LOAN HOLDING 2006-3 LLC, as Lender By: GECC, as Administrator
By:	/s/ Dwayne Coker
	Name:	Dwayne Coker
	Title:	Duly Authorized Signatory

GE COMMERCIAL LOAN HOLDING LLC, as Lender By: GECC, as Administrator
By:	/s/ Dwayne Coker
	Name:	Dwayne Coker
	Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender
By:	/s/ Dwayne Coker
	Name:	Dwayne Coker
	Title:	Duly Authorized Signatory

GENERAL ELECTRIC PENSION TRUST, as Lender By: GE Asset Management Inc., as Collateral Manager
By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

GENESIS CLO 2007-1 LTD., as Lender
By:	/s/ Claude A. Baum, Esq.
	Name:	Claude A. Baum, Esq.
	Title:	General Counsel, Orehill Partners LLC

GOLDMAN SACHS CREDIT PARTNERS L.P., as Lender
By:	/s/ John Makrinos
	Name:	John Makrinos
	Title:	Authorized Signatory

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as Lender
By:	/s/ Judy McMullan, Deirdre Reddan
	Name:	Judy McMullan, Deirdre Reddan
	Title:	Authorized Signatories

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as Lender
By:	/s/ Alfred S. Compton, Jr.
	Name:	Alfred S. Compton, Jr.
	Title:	VP/Managing Director

GUARANTY BANK, as Lender
By:	/s/ Jeremy Jackson
	Name:	Jeremy Jackson
	Title:	Vice President

HARRIS N.A. (successor by merger to Harris Trust and Saving Bank) as Co-Documentation Agent and as Lender
By:	/s/ Shane Koonee
	Name:	Shane Koonee
	Title:	Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender
By:	/s/ George Ahlmeyer
	Name:	George Ahlmeyer
	Title:	S.V.P.

By:	/s/ Michael M. Diamond
	Name:	Michael M. Diamond
	Title:	V.P.

JACKSON NATIONAL LIFE INSURANCE COMPANY, as Lender By: PPM America Inc., as Attorney-in-fact
By:	/s/ Eddie Hebert
	Name:	Eddie Hebert
	Title:	Assistant Vice President

JERSEY STREET CLO, LTD., as Lender By: Massachusetts Financial Services Company (JLX), its Collateral Manager
By:	/s/ David Cobey
	Name:	David Cobey
	Title:	Investment Officer

JP MORGAN CHASE BANK, N.A., as Lender
By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Vice President

KATONAH X CLO LTD., as Lender
By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer, Katonah Debt Advisors, L.L.C. as Manager

KBC BANK, N.V., as Lender
By:	/s/ William Cavanaugh
	Name:	William Cavanaugh
	Title:	Vice President

By:	/s/ Thomas G. Jackson
	Name:	Thomas G. Jackson
	Title:	First Vice President

KC CLO II PLC, as Lender
By:	/s/ Melanie Harries
	Name:	Melanie Harries
	Title:	Assistant Vice President

KEYSTONE NAZARETH BANK & TRUST COMPANY, a division of NATIONAL PENN BANK, as Lender
By:	/s/ Kevin D. Brown
	Name:	Kevin D. Brown
	Title:	Vice President

LEHMAN COMMERCIAL PAPER INC., as Lender
By:	/s/ Ritman Bhalla
	Name:	Ritman Bhalla
	Title:	Authorized Signatory

MARLBOROUGH STREET CLO, LTD., as Lender By: Massachusetts, Financial Services Company (MLX)
By:	/s/ David Cobey
	Name:	David Cobey
	Title:	Investment Officer

MB FINANCIAL BANK, N.A. (f/n/a OAK BROOK BANK) as Lender
By:	/s/ Henry Wessel
	Name:	Henry Wessel
	Title:	Vice President

MIZUHO CORPORATE BANK, LTD., as Lender
By:	/s/ Robert Gallagher
	Name:	Robert Gallagher
	Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC, as Lender
By:	/s/ Janine Haas
	Name:	Janine Haas
	Title:	Vice President

NATIONAL CITY BANK, as Lender
By:	/s/ Tom Gurbach
	Name:	Tom Gurbach
	Title:	Vice President

NATIXIS, as Lender
By:	/s/ Christian Paragot-Rieutort
	Name:	Christian Paragot-Rieutort
	Title:	Associate Director

By:	/s/ Frank H. Madden, Jr.
	Name:	Frank H. Madden, Jr.
	Title:	Managing Director

NEW YORK LIFE INSURANCE COMPANY, as Lender
By:	/s/ Elizabeth Standbridge
	Name:	Elizabeth Standbridge
	Title:	Corporate Vice President

NYLIM INSTITUTIONAL FLOATING RATE FUND L.P., as Lender By: New York Life Investment Management LLC, its Investment Manager
By:	/s/ Elizabeth Standbridge
	Name:	Elizabeth Standbridge
	Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as Lender By: New York Life Investment Management LLC, its Investment Manager
By:	/s/ Elizabeth Standbridge
	Name:	Elizabeth Standbridge
	Title:	Vice President

MAINSTAY FLOATING RATE FUND, a series of ECLIPSE FUNDS, INC., as Lender By: New York Life Investment Management LLC, its Investment Manager
By:	/s/ Elizabeth Standbridge
	Name:	Elizabeth Standbridge
	Title:	Vice President

MAINSTAY VP FLOATING RATE PORTFOLIO, a series of MAINSTAY VP SERIES FUND, INC., as Lender By: New York Life Investment Management LLC, its Investment Manager
By:	/s/ Elizabeth Standbridge
	Name:	Elizabeth Standbridge
	Title:	Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH, as Lender
By:	/s/ Noritsugu Sato
	Name:	Noritsugu Sato
	Title:	General Manager

THE NORINCHUKIN BANK, NEW YORK BRANCH through State Street Bank and Trust Company N.A. as Fiduciary Custodian, as Lender By: Easton Vance Management, Attorney-in-fact
By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

NORTHWEST FARM CREDIT SERVICES, PCA, as Lender
By:	/s/ Casey Kinzer
	Name:	Casey Kinzer
	Title:	Account Manager

PARK AVENUE LOAN TRUST, as Lender By: TCW Advisors as its Portfolio Manager
By:	/s/ Julia K. Haramis
	Name:	Julia K. Haramis
	Title:	Vice President

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Senior Vice President

PB CAPITAL CORPORATION, as Lender
By:	/s/ Ronni J. Leopold
	Name:	Ronni J. Leopold
	Title:	Vice President

By:	/s/ Christoph A. Belanger
	Name:	Christoph A. Belanger
	Title:	Assistant Vice President

PEOPLE’S UNITED BANK, as Lender
By:	/s/ David K. Sherrill
	Name:	David K. Sherrill
	Title:	First Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Dorothy G. W. Brailer
	Name:	Dorothy G.W. Brailer
	Title:	Vice President

PUTNAM BANK LOAN FUND (CAYMAN) MASTER FUND, a series of the PUTNAM OFFSHORE MASTER SERIES TRUST, as Lender By: The Putnam Advisory Company, LLC
By:	/s/ Angela Patel
	Name:	Angela Patel
	Title:	Vice President

PUTNAM FLOATING RATE INCOME FUND, as Lender
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	Vice President

RABOBANK, NEW YORK BRANCH (COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A.), as Lender
By:	/s/ Janet Lee
	Name:	Janet Lee
	Title:	Vice President

By:	/s/ Rebecca O. Morrow
	Name:	Rebecca O. Morrow
	Title:	Executive Director

RZB FINANCE LLC, as Lender
By:	/s/ John A. Valiska
	Name:	John A. Valiska
	Title:	First Vice President

By:	/s/ Shirley Ritch
	Name:	Shirley Ritch
	Title:	Assistant Vice President

SOVEREIGN BANK, as Lender
By:	/s/ Ravi Kacker
	Name:	Ravi Kacker
	Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION, as Lender
By:	/s/ David A. Buck
	Name:	David A. Buck
	Title:	Senior Vice President

THE SUMITOMO TRUST AND BANKING CO., LTD., NEW YORK BRANCH, as Lender
By:	/s/ Elizabeth A. Quirk
	Name:	Elizabeth A. Quirk
	Title:	Vice President

SUNAMERICA LIFE INSURANCE COMPANY, as Lender By: AIG Global Investment Corp., Inc, its Investment Advisor
By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

SUNTRUST BANK, as Lender
By:	/s/ M. Gabe Bonfield
	Name:	M. Gabe Bonfield
	Title:	Vice President

UBS AG, STAMFORD BRANCH, as Lender
By:	/s/ Benjamin Edwards
	Name:	Benjamin Edwards
	Title:	Associate Director, Banking Products Services, US
By:	/s/ Frank Luzzi
	Name:	Frank Luzzi
	Title:	Associate Director, Banking Products Services, US

UNION BANK OF CALIFORNIA, N.A., as Lender
By:	/s/ Michael Stahl
	Name:	Michael Stahl
	Title:	Assistant Vice President

UNITED FCS, PCA (f/k/a FARM CREDIT SERVICES OF MINNESOTA VALLEY, PCA) d/b/a FCS COMMERCIAL FINANCE GROUP, as Lender
By:	/s/ M. Lisa Caswell
	Name:	Lisa Caswell
	Title:	Assistant Vice President

UNITED OVERSEAS BANK LIMITED, NEW YORK, as Lender
By:	/s/ George Lim
	Name:	George Lim
	Title:	SVP & GM

By:	/s/ Mario Sheng
	Name:	Mario Sheng
	Title:	AVP

U.S. AGBANK, FCB, as Disclosed Agent
By:	/s/ Greg E. Somerhalder
	Name:	Greg E. Somerhalder
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Lender
By:	/s/ James D. Pegues
	Name:	James D. Pegues
	Title:	Vice President

VERITAS CLO I, LTD, as Lender
By:	/s/ John T. Spellman
	Name:	John T. Spellman
	Title:	Attorney-in-Fact

VERITAS CLO II, LTD, as Lender
By:	/s/ John T. Spellman
	Name:	John T. Spellman
	Title:	Attorney-in-Fact

VITESSE CLO LTD., as Lender By: TCW Advisors as its Portfolio Manager
By:	/s/ Julia K. Haramis
	Name:	Julia K. Haramis
	Title:	Vice President

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Beth Rue
	Name:	Beth Rue
	Title:	Vice President

WELLS FARGO BANK N.A., as Lender
By:	/s/ Margarita Chichioco
	Name:	Margarita Chichioco
	Title:	Senior Vice President

WESTLB AG, NEW YORK BRANCH, as Lender
By:	/s/ Steven Berman
	Name:	Steven Berman
	Title:	Director

By:	/s/ Brendan McGlynn
	Name:	Brendan McGlynn
	Title:	Manager

WILLOW FINANCIAL BANK, as Lender
By:	/s/ Tara M. Handforth
	Name:	Tara M. Handforth
	Title:	Vice President

YORKVILLE CBNA LOAN FUNDING LLC, for itself or as agent for YORKVILLE CFPI LOAN FUNDING LLC, as Lender
By:	/s/ Bernard Marasa
	Name:	Bernard Marasa
	Title:	Attorney-in-Fact

CONSENT
          Dated as of April 25, 2008
                         Each of the undersigned, (a) as Guarantor under (i) in the case of each of the undersigned other than Del Monte Food Company (“Holdings”), the Subsidiary Guaranty dated February 8, 2005 (as amended, the “Subsidiary Guaranty”) and (i) in the case of Holdings, the Guaranty made by Holdings under Article X of the Credit Agreement (as defined below) (the “DMFC Guaranty”), in each case, in favor of the Secured Parties referred to in the Credit Agreement referred to in the foregoing Amendment (the “Credit Agreement”) and (b) as Grantor under the Security Agreement dated February 8, 2005 (as amended through the date hereof, the “Security Agreement”) to Bank of America, N.A. as Collateral Agent for such Secured Parties, hereby consents to such Amendment and hereby confirms and agrees that (A) notwithstanding the effectiveness of such Amendment, each of (1) in the case of each of the undersigned other than Holdings, the Subsidiary Guaranty and (2) in the case of Holdings, the DMFC Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty, the DMFC Guaranty or the Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and (B) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

DEL MONTE FOODS COMPANY
By:	/s/ David L. Meyers
	Name:	David L. Meyers
Title: Executive Vice President, Administration and Chief Financial Officer

STAR-KIST SAMOA, INC.
By:	/s/ David L. Meyers
Name: David L. Meyers
Title: President

MARINE TRADING PACIFIC, INC.
By:	/s/ David L. Meyers
Name: David L. Meyers
Title: President

THE MEOW MIX COMPANY, LLC By: Del Monte Corporation, its sole member
By:	/s/ David L. Meyers
	Name:	David L. Meyers
Title: Executive Vice President, Administration and Chief Financial Officer

MEOW MIX DECATUR PRODUCTION I, LLC By: Del Monte Corporation, its sole member
By:	/s/ David L. Meyers
	Name:	David L. Meyers
Title: Executive Vice President, Administration and Chief Financial Officer